Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Geoffrey Alison, the Chief Executive Officer and Chief Financial Officer of TRAVEL HUNT HOLDINGS, INC. (the “Company”), DOES HEREBY CERTIFY that:

1. The Company's Quarterly Report on Form 10-QSB for the quarter ended October 31, 2007 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

IN WITNESS WHEREOF, each of the undersigned has executed this statement this 14th day of December, 2007.

/s/ Geoffrey Alison

Geoffrey Alison
Chief Executive Officer and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to TRAVEL HUNT HOLDINGS, INC. and will be retained by TRAVEL HUNT HOLDINGS, INC. and furnished to the Securities and Exchange Commission or its staff upon request.